UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20369

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported: July 9, 2015

3 SHINE TECHNOLOGIES INC
(Exact name of registrant as specified in charter)

Nevada	000-53156	45-0588917

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 325-7582, Las Vegas Blvd South	89123
Las Vegas, Nevada

(Address of principal executive offices)	(Zip code)

Issuer’s telephone number, including area code: 1-702-560-4373
(Registrant's telephone number including area code)

Unwall International Inc.
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On July 9, 2015, the Company completed a merger with 3 Shine Technologies Inc., a wholly owned subsidiary incorporated in the State of Nevada. This resulted in a corporate name change of the Company to “3 Shine Technologies Inc”.  This corporate action was approved by the Company’s Board of Directors as authorized by Nevada corporate law. The corporate name change effected by the merger was effective upon final approval by FINRA which was granted on August 19, 2015.  The Company’s new trading symbol, effective following a transition period will be “TSHN”; prior to that the stock will trade under the symbol “UWIID.”

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

3 SHINE TECHNOLOGIES INC

/s/ Mr. Tesheb Casimir

Mr. Tesheb Casimir, Chief Executive Officer
(Principal Executive Officer)

/s/ Mr. Tesheb Casimir
Mr. Tesheb Casimir, Chief Financial Officer
(Principal Financial Officer)

Dated: August 20, 2015